NEC TOKIN Acquisition Announcement February 23, 2017

Cautionary Statement Certain statements included herein and in the presentation contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) the inability to attract, train and retain effective employees and management; (xiv) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations (xix) volatility of financial and credit markets affecting our access to capital; (xx) the need to reduce the total costs of our products to remain competitive; (xxi) potential limitation on the use of net operating losses to offset possible future taxable income; (xxii) restrictions in our debt agreements that limit our flexibility in operating our business; (xxiii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiv) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxv) fluctuation in distributor sales could adversely affect our results of operations. 2

3 Non-GAAP Financial Measures Use of Non-GAAP Financial Measures In today’s presentation KEMET presents its expectations of adjusted EBITDA for future periods. Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of net income to adjusted EBITDA as projected at March 31, 2017 and for other future periods is not provided. KEMET does not forecast net income as it cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components include restructuring charges, ERP integration/IT transition costs, stock-based compensation expense, legal expenses related to antitrust class actions, net foreign exchange (gain) loss, plant start-up costs and net (gain) loss on sales and disposals of assets and other income or charges incurred during the remainder of 2017 and future periods. All of these components could significantly impact such financial measures. Further, in the future, other items with similar characteristics to those currently included in adjusted EBITDA, that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact adjusted EBITDA.

Funding mechanics -KEMET purchase of NT shares * Fees and taxes estimated USD Oku yen @1.1419 1) Selling Price 481.9¥ 422.0$ 2) NEC Loan (254.0) (222.4) 3) *Fees and Taxes (12.0) (10.6) 4) Balance 215.9 189.0 5) 50% to NEC for share purchase (108.0) (94.5) 6) 50% to KEMET and TOKIN (108.0) (94.5) Remainder - - 7) Purchase of shares-cash from KEMET 60.0 52.5$ 8) 50% of Net proceeds 108.0 94.5 Share Price Paid 168.0¥ 147.0$ 9) 50% to KEMET and TOKIN above 108.0¥ 94.5$ 10) Purchase of shares-cash from KEMET (60.0) (52.5) 48.0¥ 42.0$ Allocation of Proceeds from Sale of NT Business Unit KEMET purchase of NT shares from NEC Excess Cash to KEMET & TOKIN after share purchase

Key Balance Sheet Metrics (Forecast) – Pre and Post NT Closing (amounts in millions) 1) Cash forecasted as of March 31 and post transaction close 2) Net debt defined as Long-term debt minus Cash and Deposits Pre-NT Closing Post-NT Closing March 31, 2017 April 5, 2017 Cash and Deposits (1) 105.0$ 265.0$ Long-term debt (1) 386.0$ 386.0$ Net Debt (2) 281.0$ 121.0$

What NT does for KEMET Grows our Product Portfolio • Capacitors  Tantalum Polymer  Supercapacitors • Electro-magnetic compatibility devices  Inductors  Filters  Flex Suppression Sheets • Sensors ─ Temperature ─ Current • Piezoelectric components • Manufacturing locations in Japan, China, Vietnam, and Thailand AUTOMOTIVE TELECOMM MEDICAL CONSUMER COMPUTER INDUSTRIAL PRODUCTS

Combined KEMET and NT Product Line Sales Film $126 17% Al E $52 7% MnO2/Spec $158 22% Ce $219 30% Polymer [VALUE] [PERCENT AGE] KEMET and NT Combined KEMET Product Line Sales (FY16, by Sales) Film $126 12% Al E $52 5% MnO2/Spec $158 15% Ce $219 21% Polymer [VALUE] [PERCENT AGE] EMC $149 15% S&A $39 4% NT TR A N S A C T IO N Polymer [VALUE] [PERCENT AGE] EMC $149 49% Sensor/ Actuator $39 13% NT NT = $113mm KEC = $180mm Note: US$ in mm